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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 30, 2003

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-14023 (Commission File Number)	23-2947217 (IRS Employer Identification Number)
8815 Centre Park Drive, Suite 400 Columbia, Maryland 21045 (Address of principal executive offices)

(410) 730-9092
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

        The following exhibits are being furnished in connection with the disclosure pursuant to Item 12 of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated July 30, 2003 for Corporate Office Properties Trust.
99.2	Summary Financial Data—Reconciliation of net income available to common shareholders to earnings before interest, income taxes, depreciation and amortization.

Item 12. Results of Operation and Financial Condition

        On July 30, 2003, the Registrant issued a press release relating to its financial results for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference. The Registrant is providing a reconciliation of net income available to common shareholders to earnings before interest, income taxes, depreciation and amortization for the three months ended June 30, 2003 and 2002 as Exhibit 99.2 to this report. The reconciliation was inadvertently omitted from the July 30, 2003 press release. Exhibit 99.2 is incorporated herein by reference.

        The Registrant intends to use non-GAAP financial measures in an earnings press releases and information filed with and furnished to the Securities and Exchange Commission. The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts ("REITs"). Descriptions of these measures are set forth below.

Funds from operations ("FFO")

Funds from operations ("FFO") means net income available to common shareholders computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; the Registrant believes that inclusion of these development gains is in accordance with the NAREIT definition of FFO, although others may interpret the definition differently. Additionally, the repurchase of the Series C Preferred Units in Corporate Office Properties, L.P. (the "Operating Partnership") for an amount in excess of their recorded book value was not contemplated in the NAREIT definition of FFO; the Registrant believes that the exclusion of such an amount from FFO is appropriate. Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time. The National Association of Real Estate Investment Trusts ("NAREIT") stated in its April 2002 White Paper on Funds from Operations "since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." As a result, the concept of FFO was created by NAREIT for the REIT industry to "address this problem." The Registrant agrees with the concept of FFO and believes that FFO is useful to investors as a supplemental measure of operating performance. In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes that FFO is useful to investors as a supplemental measure for comparing its results to those of other equity REITs, although the FFO the Registrant presents may not be comparable to the FFO presented by other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO. The Registrant believes that net income available to common shareholders is the most directly comparable GAAP measure to FFO.

Adjusted funds from operations ("AFFO")

AFFO is FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") and recurring capital expenditures (most capitalized fixed asset expenditures and leasing costs incurred for operating real estate properties). The Registrant believes that AFFO is an important supplemental measure of liquidity for an equity REIT because it provides investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs. In addition, since most equity REITs provide AFFO information to the investment community, the Registrant believes AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that net income available to common shareholders is the most directly comparable GAAP measure to AFFO.

Combined net operating income ("Combined NOI")

Combined NOI is total rental revenue associated with real estate operations, including discontinued operations, reduced by total property expenses from real estate operations; total property expenses, as used in this definition, does not include depreciation, amortization or interest expense associated with real estate operations. The Registrant believes that Combined NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of the core real estate operations, rather than factoring in depreciation and amortization, as well as financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties. The Registrant believes that net income available to common shareholders is the most directly comparable GAAP measure to Combined NOI.

Cash Net Operating Income ("Cash NOI")

Cash NOI is Combined NOI (defined above) adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with SFAS 141). Under GAAP, rental revenue is recognized evenly over the term of tenant leases. Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue. Since some leases provide for periods under the lease where rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods. Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases. The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it makes adjustments to Combined NOI for revenue that is not associated with cash to the Registrant. As is the case with Combined NOI, the measure is useful in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties, although, since it adjusts for noncash items, it provides investors with a further indication of the Registrant's ability to incur and service debt and to fund dividends and other cash needs. The Registrant believes that net income available to common shareholders is the most directly comparable GAAP measure to Cash NOI.

Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is net income available to common shareholders adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties) and minority interests. The Registrant believes that EBITDA is an important measure of performance for a REIT because it provides a further tool to evaluate the Registrant's ability to incur and service debt and to fund dividends and other cash needs that supplements the previously described non-GAAP measures. The Registrant believes that net income available to common shareholders is the most directly comparable GAAP measure to EBITDA.

Yield on Real Estate Owned-Combined NOI and Yield on Real Estate Owned-EBITDA

Yield on Real Estate Owned-Combined NOI and Yield on Real Estate Owned-EBITDA divide either Combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by the aggregate average investment in real estate, excluding (A) land under development, (B) construction in progress and (C) investments in and advances to unconsolidated real estate joint ventures. The Registrant believes that Return on Assets (defined as net income available to common shareholders for the quarter multiplied by four divided by the aggregate average total assets) is the most directly comparable GAAP measure to these two yield measures.

Interest Coverage-Combined NOI and Interest Coverage-EBITDA

Interest Coverage-Combined NOI and Interest Coverage-EBITDA divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations.

Payout-FFO Diluted and Payout AFFO Diluted

Payout-FFO Diluted and Payout AFFO Diluted divide the sum of (1) dividends on common shares and convertible preferred shares and (2) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Registrant by either FFO on a fully diluted basis or AFFO on a fully diluted basis. The Registrant believes that Payout-Earnings (defined as (1) the sum of (A) dividends on common shares, (B) distributions to holders of common units in the Operating Partnership not owned by the Registrant and (C) dividends on convertible preferred shares divided by (2) the numerator for earnings per share on a fully diluted basis.

        The information included herein, including the exhibits, shall not be deemed "filed" for any purpose, including the purposes of Section 18 of the Exchange Act, or subject to liabilities of that Section. The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

CORPORATE OFFICE PROPERTIES TRUST
By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Operating Officer
By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	Chief Financial Officer

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operation and Financial Condition
  SIGNATURES